                          NOTICE OF GUARANTEED DELIVERY

                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                              CONSENT SOLICITATION

                                       AND

                                OFFER TO EXCHANGE

  $110,000,000 3% Notes due 2008 of Atlantic Coast Entertainment Holdings, Inc. for any and all outstanding 11% Notes due 2005 of GB Property Funding Corp., which have been registered under the Securities Act of 1933

         This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the consent solicitation and exchange offer of Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation ("Atlantic"), made pursuant to the solicitation statement and prospectus, dated ____________, 2003 and the related Consent and Letter of Transmittal, if (1) your certificates for the outstanding 11% Notes due 2005 of GB Property Funding Corp. ("Existing Notes") are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis or (3) you cannot deliver the Existing Notes and/or all other required documents to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) of the consent solicitation and exchange offer. You may deliver this Notice of Guaranteed Delivery by telegram, telex, facsimile transmission, mail or hand delivery to the exchange agent as set forth below, which must include a guarantee by an eligible institution as set forth herein. Capitalized terms not defined herein are defined in the solicitation statement and prospectus.

         THE CONSENT SOLICITATION AND EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 2003 UNLESS EXTENDED (THE "EXPIRATION DATE").

                             THE EXCHANGE AGENT IS:
                                     [NAME]

        By Registered or Certified Mail or By Hand or Overnight Delivery:

                                     [Name]
                                    [Address]
                                    [Address]
                            Attention: _____________


                  By Facsimile (for Eligible Institution Only):

                                 (---) ---------
                           Attention: _______________-

                              Confirm by Telephone:
                              --------------------

                                 (---) ---------
         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A CONSENT AND LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS

DEFINED IN THE SOLICITATION STATEMENT AND PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE CONSENT AND LETTER OF TRANSMITTAL.


Ladies and Gentlemen:


         Upon the terms and subject to the conditions set forth in the solicitation statement and prospectus, and the related Consent and Letter of Transmittal, the receipt of which is hereby acknowledged, the undersigned hereby tenders to Atlantic the principal amount of Existing Notes set forth below and gives consent to the elimination of certain restrictive covenants of the Existing Indenture, the release of the liens on the collateral securing the Existing Notes pursuant to the Existing Indenture under which the Existing Notes were issued and the terms of the New Indenture, pursuant to the guaranteed delivery procedures set forth in "THE CONSENT SOLICITATION AND EXCHANGE OFFER -- Guaranteed Delivery" section in the solicitation statement and prospectus.


Principal Amount of Outstanding Notes Tendered: *

$-------------------------------------------------------------------------------


* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.


Certificate Nos. (if available):


--------------------------------------------------------------------------------


Total Principal Amount Represented by Certificate(s):

$-------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------
                                PLEASE SIGN HERE


X___________________________________________   _________________________________

X___________________________________________   _________________________________
         Signature(s) of Holder(s)                                          Date
         or Authorized Signatory


Name(s) of Registered Holder(s):________________________________________________

Address:________________________________________________________________________

Area Code and Telephone Number: ________________________________________________

         This Notice of Guaranteed Delivery must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Existing Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)


Name(s):________________________________________________________________________


________________________________________________________________________________


Capacity:_______________________________________________________________________


Address(es):____________________________________________________________________


________________________________________________________________________________


Account Number: ________________________________________________________________


                                    GUARANTEE
                    (Not to be used for signature guarantee)


         The undersigned, a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the exchange agent at the address set forth above, either the Existing Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Existing Notes to the exchange agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the solicitation statement and prospectus, in either case together with one or more properly completed and duly executed consents and letters of transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:___________________________________________________________________


Address:________________________________________________________________________


Area Code and Telephone Number:_________________________________________________


Authorized Signature:___________________________________________________________


Name:___________________________________________________________________________
                             (please print or type)


Title:__________________________________________________________________________


Date:___________________________________________________________________________


NOTE: DO NOT SEND CERTIFICATES OF EXISTING NOTES WITH THIS NOTICE. CERTIFICATES OF EXISTING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED CONSENT AND LETTER OF TRANSMITTAL.